sYmmetry holdings inc.

NOVAMERICAN STEEL








Shareholder Presentation

July 2007

Legal Disclosures and Safe Harbor Statement

The following presentation was furnished to the Securities and Exchange Commission (the "SEC") on Schedule 14A by Symmetry Holdings Inc. ("Symmetry") on July 16, 2007.

Symmetry will be holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Symmetry securities, regarding its proposed acquisition of Novamerican Steel Inc. ("Novamerican") pursuant to an Arrangement Agreement dated as of June 21, 2007, by and among Symmetry, 632422 N.B. Ltd., a wholly-owned subsidiary of Symmetry, and Novamerican, as described in the Form 8-K filed with the SEC on June 27, 2007, and the exhibits thereto.

Symmetry and its officers and directors may be deemed to be participants in the solicitation of proxies from Symmetry's stockholders in favor of the approval of the acquisition. Information concerning Symmetry's directors and executive officers is set forth in the publicly filed documents of Symmetry. Symmetry's stockholders may obtain more detailed information regarding the direct and indirect interests of Symmetry and its directors and executive officers in the acquisition by reading the preliminary proxy statement and definitive proxy statement, if any, filed with the SEC.

CIBC World Markets Corp., Sunrise Securities Corp. and I-Bankers Securities Inc., the underwriters in Symmetry's initial public offering, may be deemed to be participants in the solicitation of proxies from Symmetry's stockholders in favor of approval of the acquisition. Symmetry stockholders may obtain information concerning the direct and indirect interests of such parties in the acquisition by reading the preliminary proxy statement and definitive proxy statement, if any, filed with the SEC.

Legal Disclosures and Safe Harbor Statement (cont'd)

In connection with the proposed transaction and required stockholder approval, Symmetry has filed with the SEC a proxy statement that will be mailed to the stockholders of Symmetry. Symmetry's stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the acquisition of Novamerican and related matters. Stockholders will be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Symmetry Holdings Inc., 28 West 44th Street, 16th Floor, New York, New York 10036. Once filed, investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov.

This presentation and related discussions contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Symmetry, Novamerican, the proposed transaction and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Symmetry's and Novamerican's management, are subject to risks and uncertainties (including those described in Symmetry's and Novamerican's public filings with the SEC), which could cause actual results, events and circumstances to differ materially from the forward-looking statements. The following factors, among others, could cause actual results, events and circumstances to differ from those set forth in the forward-looking statements: the failure to obtain any of the approvals described above relating to the arrangement agreement and the transactions contemplated thereby; more than 30% of the public stockholders of Symmetry voting against the transaction and validly exercising their conversion rights; the failure to satisfy any of the conditions to closing of the debt financing described above (which conditions consist of: completion of satisfactory definitive documentation; receipt of the results of field examinations and inventory appraisals (prepared by a third party appraisal firm) reasonably satisfactory to JPMorgan Chase Bank, N.A.; receipt of a solvency opinion; absence of material adverse changes affecting Symmetry or Novamerican; and certain other customary conditions; material adverse changes affecting Novamerican or its businesses; changes in generally accepted accounting principles; failure of Novamerican to continue to comply with government regulations; adoption of or changes in legislation or regulatory environments or requirements adversely affecting the Novamerican businesses; changes in the financial stability of major customers of Novamerican or in demand for its products and services; the failure to achieve the benefits anticipated from this transaction; competition; changes in general economic conditions; geopolitical events, and other risks and uncertainties, including those detailed in Symmetry's and Novamerican's filings with the SEC, as well as future decisions by the parties. The information set forth herein should be read in light of such risks. This presentation does not constitute an offer or solicitation as to any securities. References to street or analyst earnings estimates mean those published by First Call. Neither Symmetry nor Novamerican assumes any obligation to update the information contained in this presentation or such discussions.








Table of Contents

Executive Summary

- Symmetry consummated its $150 MM AMEX offering on March 12, 2007
- 23.44 MM shares outstanding; 23.70 MM warrants outstanding
- Definitive agreement to purchase Novamerican Steel Inc., a well-established steel service center, processor and tubing manufacturer, executed June 21, 2007
- Acquisition purchase price of $585.2 MM ($56 per share), effective net purchase price of $494.2 MM enabled through $91 MM cash on hand required at closing (from operations and sale of non-productive assets)
- Attractive valuation based on standard valuation methods, yielding an average value of approx. $755.3 MM.
- Cash in Trust Fund (as of 3/31/07) = $144.1 MM ($7.68 per IPO share)
- JPMorgan and CIBC committed up to $500 MM in debt financing
- Founders committed $15 MM in additional equity funding (1.875 MM units)
- Transaction expected to close 2nd half of 2007

Symmetry's Management Team

Gilbert Playford *Chairman*	Corrado De Gasperis *CEO*	Dr. Domenico Lepore *President*
- Corporate Strategy - Business Acquisitions - Capital Structure & Finance - Corporate Governance	- Corporate Management - Business Planning & Acquisitions - Capital Structure & Finance - Business Transformation	- Operations Management - Project Management - Business Transformation - Organizational Design
Relevant Experience		
- Chairman, CEO GBS Gold Int'l Inc. - Chairman, CEO, GrafTech Int'l Ltd. - Chairman, CEO, LionOre Mining Ltd. - Chief Financial Officer, Union Carbide - CEO of Union Carbide subsidiaries in Canada, Germany and Belgium	- Director, GBS Gold Int'l Inc., Chairman, Audit Committee - Advisor, Carlyle Group - CFO, GrafTech Int'l Ltd. - CIO, GrafTech Int'l Ltd. - Partner, KPMG LLP (GE, Carbide, Praxair, E. Merck, etc.)	- President, ILUT Srl. - Co-author of the book *Deming and Goldratt: The Decalogue* - Lead Advisor, operational turnaround, GrafTech Int'l Ltd. - Lead Advisor, Federal Mogul, OshKosh Truck, Alcan, etc.

Demand Growth in Basic Industries Still in Early Stages

Investment Thesis

- Worldwide steel growth in 2004-2006 represents record levels of production and sales
- Relative immaturity of BRIC (Brazil, Russia, India and China) indicate a sustained demand growth equation
- Over a decade of low investment and/or rationalization in the backdrop of organic growth in developed countries further supported by rapid growth in developing countries
- China will need to add 300 MMT of steel or 7 to 10 new facilities each year
- India will need to add over 500 MMT of steel or 5 to 10 new facilities each year
- Despite added mill capacities, specialty processing, manufacturing and distribution remains under-invested.

Evolution of the steel industry


Steel consumed per head (kilos)
Phase I
Up to $3,000
Phase II
acceleration and takeoff
$3,000—$15,000
Phase III
plateaus then declines
Over $15,000
1,000
800
600
400
200
0
Turkey
China
Russia
India
Brazil
Japan
Sweden
Germany
Finland
France
UK
United States
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
USD GDP per head (purchasing power parity)

Source: Iron and Steel Statistics Bureau

Time to reach peak steel consumption level[1]


USA 1878 — 1963
Japan 1941 — 1977
South Korea 1971 — 1996
China 1995 — 2025
1870
1890
1910
1930
1950
1970
1990
2010
2030

Source: China Metals, Iron and Steel Statistics Bureau

[1] Amount of time for the economy to grow from $3,000 to $15,000 per capita, which is the time taken for steel consumption to reach consumption of 500/600 kgs per capita

Metals Consolidation Moving Downstream

Four Major Verticals in Metals Sectors	Consolidation Status	Examples	Comments
Steel	Far along	ISG, CHAPARRAL, arcelor, IPSCO, MITTAL, USS, LONE STAR TECHNOLOGIES, INC. A Subsidiary of United States Steel	"Further consolidation and scale will be integral to this business model, but the ultimate aim must be value creation....The demand trends are positive and continued consolidation will achieve the stability and sustainability all stakeholders desire". Mittal Steel Chairman Lakshmi Mittal quote Wall Street Journal 8/4/06.
Mining	Far along	LIONORE, FALCONBRIDGE, Xstrata, Inco, Companhia Vale do Rio Doce	Underlying motivation is consolidation of supplier base which results in preservation of pricing power in down cycles.
Non-Ferrous	In process	Aleris, ALCAN, ALCOA, RIO TINTO	Recently announced transactions, including Alcan and Rio Tinto, present more downstream metal related acquisition opportunities and increased stability in the supply chain.
Specialty Metals, Tubing, Value-Added Processes	Preliminary	Harris, Steel Technologies, NOVAMERICAN STEEL	"Novamerican's focus on flat-rolled products also makes the company a more attractive acquisition candidate versus general line service centers such as Reliance Steel or Russel Metals. As steel producers continue to generate strong cash flows and valuations continue to improve, we believe producers will eventually move to consolidate a significant number of North American service centers over the next decade." (CIBC World Markets Research Report, April 2, 2007).

Symmetry's Initial Business Combination

Investment Criteria	
Priority on Industrial Assets in U.S. or Canada	✓
Privately controlled or "non-strategic" subsidiary of a public company	✓
Historically reliable cash flow	✓
Low penetration of existing markets	✓
Quality assets with extractable capacity	✓
Excess inventory	✓
Knowledgeable operating managers	✓
Sustainable free cash growth potential	✓
Return on Equity of 30 - 40% per annum	✓








Table of Contents

NOVAMERICAN STEEL







Novamerican at a Glance

- Novamerican Steel Inc. is a well-established steel service center and tubing manufacturer with value-added processing capabilities.
- Operating from 22 strategic facilities serving various regional and niche markets
  - 11 locations in the Northeastern, Mid-Atlantic and Mid-Western U.S.
  - 11 locations in Québec and Ontario
- Strong results: 15 years of historical profitability and margin stability
- In 2006, tons sold and processed reached 1.75 MM with sales of $841 MM
- Strong financial position, no material contingent or unfunded liabilities
- Selected growth has positioned it as a potential leader for industry consolidation

Strategically Located Facilities

Eight Major Expansions, Including Five Recent Greenfield facilities



St. Hubert, Qué.
LaSalle, QC
Dorval, QC
Mississauga, ON
Cambridge, ON
Stoney Creek, ON
Syracuse, NY
Harrisburg, PA
Jeffersonville, IN
Shawinigan, QC
Bromont, QC
Granby, QC
Portland, ME
Baie d'Urfé, QC
Norwood, MA
Auburn, MA
Cumberland, RI
Hartford, CT
Albany, NY
Morrisville, PA
Ashland, VA
Tubing
Distribution
Processing
Manufacturing

Expanding value-added processing and manufacturing capabilities.

NOVAMERICAN STEEL

Management Depth, Experience and Geographic Breadth

Strong Senior Management Team with Extensive Steel Experience

Name	Position Held	Years with Novamerican[1]
William Ward	President, Nova Tube & Steel (Morrisville)	44
Roger Daigneault	Vice President, Corporate Purchasing (LaSalle)	23
James Post	General Manager, American Steel (Harrisburg)	23
Michael Doyle	General Manager, Cresswell Industries (Quebec)	18
Rob Deboer	General Manager, Nova Steel (Cambridge)	17
Gerry Hudson	General Manager, Nova Steel Processing (Stoney Creek)	7
Thomas Stearns	General Manager, Automotive Tubing (Mississauga)	6
Peter Balboni	Vice President, Finance & Treasurer – American Steel	11

(1) Novamerican or predecessor company

sYmmetry holdings inc

Four Diverse Lines of Business

Novamerican Steel Inc.

Tubing

5 Facilities



- Hollow Structural Sections ("HSS")
- Hydroform Quality
- High demand driving growth & expansion in Morrisville, PA facility

Processing

4 Facilities



- Extensive variety of value-added processing
- One of two independent pickling facilities in Canada
- Only independent tempering in Canada
- Outsourcing driving growth

Distribution

9 Facilities



- Leading regional distributor of steel, aluminum, and stainless steel
- Over 6,000 customers
- Product mix driving higher profitability

Manufacturing

5 Facilities



- New value-added products are driving growth
- Largest automated welding facility in North America

NOVAMERICAN STEEL

Products and End Markets

2006 Sales by End Market


Steel Service Centers 19%
General Manufacturing 56%
Automotive

Total Sales: $840.7 million

2006 Tons Sold vs. Processed


Toll Processing 49%
Direct Sales 51%

Total Tons: 1,749,000

2006 Tons Sold by Group

	Tons	%
Tube	271	15%
Processing (direct)	405	23%
Processing (Toll)	862	49%
Distribution	184	11%
Manufacturing	27	2%

sYmmetry holdings inc

Revenue Growth

Revenue and Tons Shipped



$1,000
$800
$600
$400
$200
$0
Revenue (millions)
2,000
1,600
1,200
800
400
0
Tons (thousands)
2001
2002
2003
2004
2005
2006
$417
1,440
773
667
$465
1,604
867
737
$507
1,664
870
794
$769
1,815
914
901
$835
1,922
913
1,009
$841
1,749
862
887
Revenue
Tons Processed
Tons Sold

NOVAMERICAN STEEL

Continued Growth Potential

- The Decalogue™ operating methodology anticipates up to 2.4 – 3.0 million tpa
- Recent greenfields support continuing growth
- Steel mill consolidation has stabilized pricing from suppliers
- Pro Forma 2006 EBITDA of $85.3 MM

EBITDA Margin (US$ in millions)



$150
$125
$100
$75
$50
$25
$0
30%
25%
20%
15%
10%
5%
0%
$24.4
$41.5
$29.2
$127.0
$70.7
$85.3
$80.8
2001
2002
2003
2004
2005
2006

NOVAMERICAN STEEL

Capital Expenditures
Extraordinarily Low Maintenance Capital Requirements

- Selected investments have positioned the company well for growth


$ in Millions
% of Sales
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$5.1
$3.2
$1.9
$22.3
$20.3
$2.0
$8.3
$5.1
$3.2
$24.1
$22.8
$1.3
$9.3
$8.3
$1.0
$13.5
$11.2
$2.3
$25.1
$23.9
$1.2
$9.1
$4.5
$4.6
$5.6
$3.1
$2.5
$9.8
$6.9
$2.9
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006¹
Maintenance Capex
Growth Capex
Maintenance Capex as a % of Sales

1) Excludes purchase of Aircraft in 2006

NOVAMERICAN STEEL



Table of Contents

Transaction Summary

- Proposed Acquisition
  - Acquisition purchase price of $585.2 MM ($56 share); $494.2 MM, net of cash.
  - Buying $841 MM of 2006 revenue and $85.3 MM of pro-forma 2006 EBITDA at an effective rate of 5.8x when comps are trading at a median 7.8x 2006 EBITDA and 8.3x LTM EBITDA.
  - Recent comparable acquisition multiples of 8.3x and 12x.
- Continuation of well developed expansion strategy (tubes and manufactured steel products.)
- Organic growth from underutilized assets with extractable capacity of up to 2.4-3.0 MM tpa from an average of about 1.8 MM tpa.
- Opportunity for up to 30% reduction (up to $50 MM) of inventories on hand.
- No material contingent liabilities.
- Significant number of follow-on acquisition opportunities.

Sources and Uses and Capitalization

Sources and Uses of Funds		
Sources of Funds	**Amount**	**Percent**
Balance Sheet Cash	$ 91.0	15.2%
ABL Rollover	54.2	9.0%
Senior Notes	300.0	50.0%
Equity From Founders	15.0	2.5%
Cash From Trust	140.0	23.3%
Total Sources of Funds	**$ 600.2**	**100.0%**
Use of Funds		
Purchase of Novamerican Common Equity	$ 585.2	97.5%
Transaction Fees and Expenses	15.0	2.5%
Total Uses of Funds	**$ 600.2**	**100.0%**

Summary Credit / Leverage Statistics			
	2007 PF	**2008**	**2009**
Total Debt / EBITDA	4.6x	2.8x	1.9x
EBITDA / Interest Expense	N/M	3.0x	4.5x
(EBITDA-Capex) / Interest Expense	N/M	2.9x	4.3x








Table of Contents

Transaction Structure

- Novamerican stockholders owning 67.5% of the outstanding shares have agreed, through a lock-up agreement, to irrevocably support and vote in favor of the acquisition.
- In Canada, approval by 66.67% of the stockholders provides an opportunity to acquire 100% through a plan of arrangement, allowing for:
  - Tax efficient acquisition and corporate & legal restructuring;
  - Predetermined asset sales; and
  - Efficient regulatory review process.
- As a condition to closing, Novamerican is required to maintain $91 MM cash on hand from operations and asset sales.
- A special dividend will be paid to Novamerican stockholders if, at closing, cash (from certain sources) and inventory exceeds $225 MM.
- Transaction will trigger about $7 MM (net $5 MM) of immediately redundant costs, primarily from executive salaries & corporate aircraft.

Stockholder Approval Process

- Definitive agreements executed June 21, 2007.
- Preliminary proxy statement filed with SEC July 9, 2007.
- Definitive proxy statement to be mailed to Symmetry stockholders upon completion of SEC review process - estimated to be in October 2007.
- Symmetry Special Meeting of Stockholders to be held approximately 20 days following mailing of proxy statement.
- Novamerican Meeting of Stockholders to be held contemporaneously with Symmetry Special Meeting.
- Upon approval by both the Symmetry and Novamerican stockholders, and the satisfaction of certain other conditions to close, the acquisition will be closed within 5 business days.

sYmmetry holdings inc








Table of Contents

Investment Highlights

- Attractive valuation with significant revenue and cash flow growth potential.
- High quality, established steel and tubing products.
- Pristine, yet underutilized assets in 22 facilities with extractable capacity of 2.4 - 3.0 million tons per annum.
- Opportunity for reducing inventories by up to 30% (up to $50 MM).
- Stable pricing, margins and cash flow performance.
- Substantial returns on our equity investment, in excess of 40% return per annum.

sYmmetry holdings inc.

NOVAMERICAN STEEL








Shareholder Presentation

July 2007